Exhibit 99.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, David J. Rayner, Chief Financial Officer of Time Warner Telecom Inc. (the “Registrant”), certify that to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the period ended December 31, 2002 of the Registrant (the “Report”):

(1)      The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ DAVID J. RAYNER

Name:	David J. Rayner
Title:	March 14, 2003